UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 3, 2018

Frontier Communications Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-11001	06-0619596
(Commission File Number)	(IRS Employer Identification No.)

401 Merritt 7, Norwalk, Connecticut	06851
(Address of principal executive offices)	(Zip Code)

(203) 614-5600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01Regulation FD Disclosure

On April 3, 2018, Frontier Communications Corporation issued a press release announcing that it plans to release first-quarter 2018 results on Tuesday, May 1, 2018, after the market closes, and to host a conference call that afternoon at 4:30 P.M. Eastern Time. A copy of the press release is furnished with this Current Report as Exhibit 99.1.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

Exhibit Number	Description
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER Communications CORPORATION

Date: April 3, 2018	By:	/s/ Mark D. Nielsen
Mark D. Nielsen
Executive Vice President, Chief Legal Officer and Secretary